Exhibit 1.01

LKQ Corporation
Conflict Minerals Report
For the Year Ended December 31, 2015

This Conflict Minerals Report for LKQ Corporation ("LKQ" or the "Company") is filed pursuant to Rule 13p-1 under the Securities Exchange Act of 1934, for the year ended December 31, 2015.

Rule 13p-1 requires disclosure of certain information when a company manufactures or contracts to manufacture products for which the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten (the "Conflict Minerals"). The "Covered Countries" for the purposes of Rule 13p-1 are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

Description of Products Covered by this Report

Certain of LKQ's operations manufacture, or contract to manufacture, products for which the Conflict Minerals may be necessary to the functionality or production of those products. These products include: refurbished bumpers; refurbished lights; refurbished wheels; remanufactured engines; remanufactured heavy-duty truck products; and towing products, generators and lighting that we contract to manufacture in our Specialty operations (collectively, the "Covered Products"). These products are generally assembled or manufactured from various components. For our refurbished and remanufactured products, the process begins with a used automotive core that is modified with various additional components, parts or raw materials. The automotive cores used in our operations are obtained through our salvage vehicle operations or from our repair shop customers. To the extent such cores contain Conflict Minerals, the Conflict Minerals are from scrap or recycled sources, and therefore, no further due diligence regarding the source of such Conflict Minerals is required under the Rule. For the products in our Specialty operations which we contract to manufacture, the process begins in our research and development facility where we design specifications for certain products to be sold under our exclusive brand names; we then contract with third parties to perform the manufacturing based on the specifications provided.

Reasonable Country of Origin Inquiry

To determine the presence and source of Conflict Minerals within the components, parts or raw materials with which we modify the cores, the Company conducted a good faith reasonable country of origin inquiry ("RCOI"), which was reasonably designed to determine whether any Conflict Minerals contained in such components, parts or raw materials originated from the Covered Countries. LKQ's RCOI included conducting a supply-chain survey with direct suppliers of these materials used in the Covered Products to identify the existence of, and if applicable, the source of, Conflict Minerals contained therein. As a downstream company, LKQ does not maintain a direct relationship with smelters or refiners and must rely solely on the declarations of upstream suppliers to report the use of Conflict Minerals in components, parts or raw materials. We surveyed over 275 suppliers, which represented all of our suppliers of components, parts or raw materials with which we modify automotive cores during the remanufacture of the Covered Products and with which we contract to manufacture the Covered Products. We received responses from approximately 50% of the suppliers contacted. Based on the responses received, we have reason to believe that Conflict Minerals contained within the components, parts or raw materials used to modify our cores may have originated from the Covered Countries and may not have come from recycled or scrap sources. As a result, we performed due diligence procedures as discussed below.

Due Diligence Measures

LKQ Corporation designed its due diligence measures to conform to the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition, including the related supplements on tantalum, tin, tungsten, and gold (collectively, the "OECD Guidance") as they relate to our position in the supply chain as a "downstream" purchaser.

I.	Establish strong company management systems

Our External Reporting Department, with assistance from our operations teams for our Covered Products and with oversight by the Legal Department, is responsible for the due diligence process in connection with our compliance with Rule 13p-1. The due diligence team has established a framework of processes and procedures to communicate with our suppliers regarding the use of Conflict Minerals, to follow up with the suppliers when their responses require further information or when they fail to respond, and to provide instruction and assistance to the suppliers if necessary to help them comply with our information requests. The due diligence team has the full support of senior management.

II.	Identify and assess risk in the supply chain

We requested that each of our direct suppliers of materials used in the Covered Products (excluding cores, as discussed above) complete the Conflict Minerals Reporting Template developed by the Electronic Industry Citizenship Coalition and Global e-Sustainability Initiative ("EICC-GeSI"), which includes questions regarding a direct supplier’s Conflict Minerals policy, its due diligence process, and information about its supply chain such as the names and locations of smelters and refiners as well as the origin of Conflict Minerals processed by those facilities. This survey of our suppliers was conducted in conjunction with our RCOI as discussed above.

We reviewed the suppliers’ responses to the surveys discussed above against criteria developed to determine which responses required further engagement with the suppliers. These criteria included untimely or incomplete responses, as well as inconsistencies within the data reported in the Template. We worked directly with these suppliers to obtain additional information and, as appropriate, updated responses. Certain of the responses to the surveys included the names of facilities listed by the suppliers as smelters or refiners. In many cases, these smelters or refiners were not provided at a part-specific level, and therefore, we were unable to definitively conclude whether the Covered Products include Conflict Minerals from these smelters or refiners. Since we were unable to specifically identify which smelters and refiners (if any) sourced Conflict Minerals included in the Covered Products, to be over-inclusive we disclosed in Annex I all smelters and refiners provided to us by the suppliers.

We do not have direct relationships with smelters or refiners and do not perform or direct audits of these entities within our supply chain. We compared the facilities listed in the responses to the list of smelters maintained by the EICC-GeSI Conflict Free Sourcing Initiative ("CFSI"). Of the 1,587 smelters and refiners of Conflict Minerals identified for the year ended December 31, 2015, 195 were certified as "Conflict-Free" based on referencing the list of smelters maintained by the CFSI.

Based on our due diligence procedures, we do not have sufficient information to conclusively determine the countries of origin of the Conflict Minerals in the Covered Products, or whether the Conflict Minerals in the Covered Products are from recycled or scrap sources. However, based on the information provided by our suppliers and the information obtained through our due diligence procedures, we believe that the facilities used to process the Conflict Minerals in the Covered Products may include the smelters and refiners listed in Annex I below.

III.	Design and implement a strategy to respond to identified risks

The results of our supplier surveys and due diligence procedures, including this Conflict Minerals Report, were provided to senior management for review.

We believe that the inquiries and investigations described above represent a reasonable effort to determine the mines or locations of origin of Conflict Minerals used in the Covered Products. We intend to continue to conduct due diligence procedures, and to refine these procedures, as part of our Rule 13p-1 compliance procedures.

IV.	Carry out independent third-party audit of supply chain due diligence at identified points in the supply chain
We do not have a direct relationship with smelters or refiners and do not perform or direct audits of these entities within our supply chain. We rely on audits through industry-wide initiatives such as EICC-GeSI Conflict Free Sourcing Initiative.

V.	Report on supply chain due diligence
This Conflict Minerals Report constitutes our report on our supply chain due diligence in accordance with Rule 13p-1. This report is available on our website at www.lkqcorp.com in the Investor Relations section.

Forward-Looking Statements

This Conflict Minerals Report includes forward-looking statements. Words such as "may," "believe," "intend," "if" and similar words or expressions are used to identify these forward-looking statements. We have based these forward-looking statements on our current expectations about future events. However, these forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause our actual outcomes and results to be materially different. All of these forward-looking statements are based on our expectations as of the date of this Conflict Minerals Report. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Annex I

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
ABC	ALBANIA	X
ABC	ALGERIA			X
Meterion Advanced Materials Thin Film Products	AMERICAN SAMOA				X
PJ-USA	AMERICAN SAMOA	X
Eximetal S.A.	ARGENTINA			X
AGR Mathey	AUSTRALIA	X
ANZ	AUSTRALIA	X	X
Ausmelt Limited	AUSTRALIA			X
Global Advanced Metals	AUSTRALIA		X
Heesung Metal Ltd.	AUSTRALIA	X
MK Electron	AUSTRALIA	X
Northern Smelter	AUSTRALIA			X
Nyrstar Metal	AUSTRALIA	X		X
Perth Mint (Western Australia Mint)	AUSTRALIA				X
Shengyi Technology Co., Ltd.	AUSTRALIA	X
Talison Minerals Pty Ltd	AUSTRALIA		X
Tennant Metals Pty Limited	AUSTRALIA			X
Western Australian Mint trading as The Perth Mint	AUSTRALIA	X	X	X
Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	X
Plansee	AUSTRIA		X	X	X
Voestalpine Austria Draht GmbH	AUSTRIA			X
Wolfram Bergbau und Hütten AG	AUSTRIA	X			X
Chorus Tata Steel	BELGIUM			X
Jean Goldschmidt International SA	BELGIUM	X		X	X
Metallo Chimique	BELGIUM	X	X	X	X
Nyrstar	BELGIUM			X
Umicore SA Business Unit Precious Metals Refining	BELGIUM	X		X
Taboca/Paranapanema	BELIZE			X
Elmet S.A. de C.V.	BOLIVIA			X
EM Vinto	BOLIVIA	X		X
Localidad Vinto, Carretera a Potosi, Km. 7.5 Oruro / Bolivia	BOLIVIA			X
Minsur Bolivia	BOLIVIA			X
Operaciones Metalurgica S.A.	BOLIVIA	X		X	X
Oxbow Metales Mèxico S. de R.L de C.V	BOLIVIA			X
Productos Minerales del Norte S.A. de C.V.	BOLIVIA			X
PT Tambang Timah	BOLIVIA			X
SGS BOLIVIA S.A.	BOLIVIA			X
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	BOLIVIA			X
AMG Mining Mibra Mine	BRAZIL		X
AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL	X
Atm Estanho Indústria Comércio Imp Exp Ltda.	BRAZIL			X
Best Metais e Soldas S.A.	BRAZIL			X
CBMM	BRAZIL		X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL			X
Companhia Industrial Fluminense	BRAZIL		X
Cooerativa Produtores de Cassiterita	BRAZIL			X
Cooper Santa	BRAZIL			X
Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL			X
Cooperativa Produtores de Estanho	BRAZIL			X
Estanho de Rondônia S.A.	BRAZIL			X
Eximetal S.A.	BRAZIL			X
F&X	BRAZIL		X
Ferro Alloys de México, S.A. de C.V.	BRAZIL			X
Fundição Regali	BRAZIL			X
Fundipar	BRAZIL			X
Fundituba Indútria Metalúrgica Ltda.	BRAZIL			X
Funsur	BRAZIL			X
Furukawa Electric Co., Ltd.	BRAZIL			X
IBFL - Industria Brasileira de Ferros e Ligas	BRAZIL			X
Inbra Indústria E Comércio de Metais Ltda	BRAZIL			X
Incesa Comp.Eletricos Ltda	BRAZIL			X
Ind, Brasiliera de Ferroligas Ltda	BRAZIL			X
Italbronze LTDA	BRAZIL			X
LSM Brasil S.A.	BRAZIL		X	X
Magnu's Minerais Metais e Ligas LTDA	BRAZIL			X
Marsan	BRAZIL	X
Melt Metais e Ligas S.A.	BRAZIL			X
Mineração Taboca S.A.	BRAZIL	X	X	X	X
Minsur	BRAZIL			X
Poongsan Corporation	BRAZIL			X
PT Timah Nusantara	BRAZIL			X
Resind Indústria e Comércio Ltda	BRAZIL		X	X
Soft Metais Ltda.	BRAZIL			X
Super Ligas	BRAZIL			X
Taboca/Paranapanema	BRAZIL			X
Umicore Brasil Ltda.	BRAZIL	X		X
White Solder Metalurgia e Mineração Ltda.	BRAZIL	X		X	X
5N Plus	CANADA			X
AIM Group	CANADA			X
AIM SOLDER	CANADA			X
Aleris	CANADA			X
American Iron & Metal Co. Inc	CANADA			X
Asahi Refining Canada Ltd.	CANADA	X
CCR Refinery – Glencore Canada Corporation	CANADA	X	X	X
Essar Steel Algoma	CANADA			X	X
Indonesia State Tin Corp	CANADA	X
Johnson Matthey Ltd	CANADA	X	X	X
Niobec	CANADA		X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
North American Tungsten Corporation Ltd.	CANADA				X
Royal Canadian Mint	CANADA	X	X	X
Tanco	CANADA		X
Tong Ding Metal Co., Ltd.	CANADA			X
Umicore SA	CANADA	X
Vale Inco, Ltd	CANADA			X
Xstrata Canada Corporation	CANADA	X
Audiua, Escardida	CHILE	X
BHP Billion	CHILE	X
Codelco	CHILE	X		X
Korea Poongsan Smelting Corporation	CHILE			X
ABC	CHINA	X
Acade Metals Co., LTD	CHINA	X
Acade Noble Metal (Zhao Yuan) Corporation	CHINA	X
Academy Precious Metals Co., Ltd.	CHINA	X		X
Ai-chia Industrial Co., Ltd.	CHINA			X
Air Products	CHINA			X
Alluter Technology (Shenzhen) Co., Ltd.	CHINA				X
Almit	CHINA			X	X
Alpha Metals	CHINA			X
Anhui Tongling Non-Ferrous Pioneer Metals Corporation	CHINA	X
Anson Solder & Tin Products Made Ltd	CHINA			X
Aoki Loboratories Ltd.	CHINA			X
Asahi Solder Technology (Wuxi) Co. Ltd.	CHINA			X
ASEM	CHINA			X
ASSAB	CHINA				X
Baiyin Nonferrous Metals Corporation (BNMC)	CHINA	X
Bantaian Longgang District, Shenzhen City, Guangdong Province, China	CHINA			X
Baoshenglong	CHINA			X
Baotai	CHINA			X
Beijing Advanced Metal Materials Co.,Ltd.	CHINA				X
BeiJing General Research Institute of Mining & Metallurgy	CHINA				X
Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA			X
Beijing Zenith Materials Co. Ltd.	CHINA				X
Bejing Tian-long	CHINA				X
Bolin Co.Ltd.of xi'an Univ.of Arch.&Tech	CHINA	X
Boyi Metal Electro Fty.	CHINA			X
BRIGHT-E	CHINA	X		X
Buffalo Tungsten	CHINA				X
CB-Ceratizit CN	CHINA				X
Central Glass Co,.Ltd.	CHINA				X
CHALCO Yunnan Copper Co. Ltd.	CHINA	X
Chang Chun up-optech	CHINA				X
Changcheng Gold and Silver Refinery Co. Ltd	CHINA	X
Changsanjiao Elc.	CHINA	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Changsha South Tantalum Niobium Co., Ltd.	CHINA		X
Changzhou Chemical Design Institute Limited	CHINA	X
ChaoYue	CHINA			X
Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA		X		X
Chengdu Hongbo Industrial Co., Ltd.	CHINA				X
Chengdu yemaohuagong Co.,Ltd	CHINA				X
Chengtong Electrical Appliance Factory	CHINA				X
Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA				X
Chenzhou Gold Arrow Solder CO.,Ltd	CHINA			X
Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA			X
Chenzhou, Hunan, China (China Minmetals Non-ferrous Metals Holding Co.,Ltd)	CHINA				X
China Sino-Platinum Metals Co.,Ltd	CHINA	X
China Alluter Technology (Shenzhen) Co.,Ltd.	CHINA				X
China Gold International Resources Corp. Ltd.	CHINA	X
China Golddeal Investment Co. Ltd	CHINA	X
China Guangxi Liuzhou City, Tin Metal Materials Branch	CHINA			X
China Hiroshima Xi Nandan Chinese tin sets Foundation	CHINA			X
China Hongqiao	CHINA			X
China Minmetals Corp.	CHINA	X			X
China Minmetals Ganzhou Tin Co. Ltd.	CHINA			X
China Minmetals Nonferrous Metals Co Ltd	CHINA		X		X
China Nandan	CHINA			X
China National Gold Group Corporation	CHINA	X		X
China National Nonferrous Industry Corp.	CHINA		X
China Rare Metal Materials Company	CHINA		X	X
China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA		X
China Sino-Platinum Metals Co.,Ltd	CHINA	X
China Tin Group Co., Ltd.	CHINA			X
China Tin Lai Ben Smelter Co., Ltd.	CHINA			X
China Tin Smelter Co. Ltd.	CHINA			X
China YunXi mining	CHINA			X
Chinalco LuoYang Copper Co., Ltd.	CHINA			X
Chinese Guangxi Nantan Sintering Group	CHINA			X
Chinese Hunan province Chenzhou City	CHINA			X
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA		X		X
Chuangye Metal Wiring Materials Co., Ltd.	CHINA			X
Chutan Ganxian County, Jiangxi, China	CHINA			X
Cloud Hunan, Chenzhou Co., Ltd.	CHINA	X
CNMC (Guangxi) PGMA Co., Ltd.	CHINA			X
Codela	CHINA	X
Conghua Tantalum and Niobium Smeltry	CHINA		X
Cookson Alpha Metals (Shenzhen) Co., Ltd.	CHINA			X
Dalian Ming Metal Products Co., Ltd.	CHINA				X
Daye Non-Ferrous Metals Mining Ltd.	CHINA	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA				X
Dayu Weiliang Tungsten Co., Ltd.	CHINA		X		X
Department of Public Safety	CHINA	X
Doctor of solder products Co., LTD	CHINA			X
Dongguan City Xida Soldering Tin Products Co., Ltd.	CHINA			X
Dongguan Dongxu metal Surface Handle Co.,Ltd.	CHINA			X
Dongguan Huayu Metal-Material Co., Ltd.	CHINA			X
Dongguan lason metel materials co,.ltd	CHINA			X
Dongguan Qiandao Tin Co.,Ltd	CHINA			X
Dongguan Shenmao Solder Co., Ltd	CHINA			X
Dongguan Solme Hardware Co., Ltd.	CHINA	X		X
Dongguan Standard Electronic Material.Co.,Ltd	CHINA	X
Dongguan Yuecheng Metal Materials Co., Ltd.	CHINA			X
Dongguan Zhong Ju Tin Electronic Co.,Ltd.	CHINA			X
DongGuang Jinnji Precision Die Machine Inc.	CHINA			X
Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA	X
Dong-Wo Co., Ltd.	CHINA	X
Dujinshui zhihuan fanying	CHINA	X
Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA	X	X	X	X
DUOXIN	CHINA	X
Ebara-Udylite	CHINA			X
Edison plating technology CO.,LTD	CHINA	X
Electroloy Metal PTE LTD	CHINA			X
Emei Hengdong	CHINA				X
Evraz Stratcor, Inc.	CHINA				X
F&X Electro-Materials Ltd.	CHINA	X	X	X	X
Fen Chen Zhou City, Hunan Province, City, Township, South of the Village Linwu	CHINA			X
FIR Metals & Resource Ltd.	CHINA		X
First Copper Technology Co., Ltd.	CHINA			X
Five gold steel material processing	CHINA	X
Foshan Nanhai Tongding Metal Co., Ltd.	CHINA			X
Foshan Nanhai Xihai Metal material Co., Ltd.	CHINA				X
Founded in Kunshan Shing Lee solder Manufacturing Co., Ltd.	CHINA			X
Fujian Jinxin Tungsten Co., Ltd.	CHINA	X	X		X
Fujian Nanping	CHINA		X
Fujian Zijin Copper Industry Co., Ltd.	CHINA			X
Gannan Tin Smelter	CHINA			X
Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	X
Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA	X
Ganxian Shirui New Material Co., Ltd.	CHINA				X
Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA	X	X	X	X
Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA				X
Ganzhou Hongfei W&Mo Materials Co., Ltd.	CHINA				X
Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	X	X	X	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA				X
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	X	X	X	X
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	X	X	X	X
Ganzhou Sinda W&Mo Co., Ltd.	CHINA		X		X
Ganzhou Tejing Tungsten & Molybdenum Co., Ltd.	CHINA				X
Ganzhou Yatai Tungsten Co., Ltd.	CHINA				X
Ge Jiu Lian Chang	CHINA			X
Geib Refining Corporation	CHINA			X
Geiju Non-Ferrous Metal Processing Co. Ltd.	CHINA			X
Geiju ye lian chang	CHINA			X
Gejiu Jinye Mineral Co., Ltd.	CHINA			X
Gejiu Kai Meng Industry and Trade LLC	CHINA			X
Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA	X		X
Gejiu Yunxi Group Corp.	CHINA			X
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA			X
Gejiu Zili Mining and Smelting Co., Ltd.	CHINA	X		X	X
Gem Terminal Industry Co Ltd	CHINA			X
Gold Bell Group	CHINA	X		X
Gold Mining in Shandong(Laizhou)	CHINA	X
Gold Trading Company Ltd.	CHINA	X
Gold-Zhaoyuan	CHINA	X
GRANDE	CHINA			X
Great Wall Gold and Silver Refinery of China	CHINA	X
Growing and Chemicals (Suzhou) Co., Ltd.	CHINA			X
Guamg Xi Liu Zhou	CHINA			X
Guandong Jinding Material Co. Ltd.	CHINA	X
Guang Dong Jin Ding Advanced Materials Co.,Ltd	CHINA	X
Guang Dong Jin Xian Gao Xin Cai Liao Gong Si	CHINA	X
Guang Xi Hua Xi Corp	CHINA			X
Guang Xi Liu Xhou	CHINA			X
Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co. Ltd	CHINA				X
Guangdong Hua Jian Trade Co Ltd	CHINA	X
GuangDong Jiatian Stannum Products Co., Ltd	CHINA			X
Guangdong Jinding Gold Limited	CHINA	X
Guangdong Jinding Material Co., Ltd.	CHINA	X
Guangdong Macro Jin Precious Metal Smelting Plant	CHINA	X
Guangdong MingFa Precious Metal Co.,Ltd	CHINA	X
Guangdong Provincial Public Security Bureau	CHINA	X
Guangdong Xianglu Tungsten Co., Ltd.	CHINA	X			X
Guangdong Zhiyuan New Material Co., Ltd.	CHINA		X
Guangxi China Tin Group Co., Ltd.	CHINA			X
Guangxi china Tin Metal Materials Company	CHINA			X
Guangxi Huaxi Group Co., LTD	CHINA	X		X
GuangXi Liu Zhou	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Guangxi Nonferrous Metals Group ( Hechi Xinhua smelting limited company)	CHINA			X
Guangzhou Jin Ding	CHINA	X
Guangzhou Pacific Tinplate Co. Ltd.	CHINA			X
Guangzhou Special Copper & Electronics material Co.,LTD	CHINA			X
Guangzhou Tianshuo Electronic Technology Co., Ltd	CHINA			X
GuanXi China Tin Group Co.,LTD	CHINA			X
Guixi Smelter	CHINA	X		X
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA		X
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	X
GUSU PlATING Co.,Led.	CHINA	X
Hai Rong Metal Products Ltd.	CHINA	X
Haiwoo	CHINA			X
Han River Pelican Pelican State Alloy Co., Ltd.	CHINA				X
Hana-High Metal	CHINA			X
Hang Seng Technology	CHINA	X
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	X
Hangzhou Youbang Soldering Material Co., Ltd.	CHINA			X
Hanhua jinshu	CHINA	X
HeChi Metallurgical Chemical factory	CHINA			X
Henan Zhongyuan Refinery & Henan San Men Xia	CHINA	X
Henan Province Sanmenxia City Gold Smelter	CHINA	X
Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA	X
Henan Xinhao Smelter Co., Ltd.	CHINA			X
Henan Zhongyuan Refinery & Henan San Men Xia	CHINA	X
Henan Zhongyuan Gold Smelter Co., Ltd	CHINA	X		X
Hengtai Wiring Materials Co., Ltd.	CHINA			X
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA		X
Heraesu Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA			X
Heraeus (Zhaoyuan) Precious Metal Materials Co., Ltd.	CHINA	X		X
Heraeus Material Technology	CHINA	X
Heraeus Shin-Etsu Quartz (China) Inc.	CHINA	X
Heraeus Technology Center	CHINA			X
Heraeus Zhaoyuan (Changshu) Electronic Material Co., Ltd.	CHINA	X		X
Heraeus Zhaoyuan Precious Metal Materials Co.,Ltd.	CHINA			X
High Quality Technology Co.,Ltd	CHINA			X
High-Power Surface Technology	CHINA			X
Hiroshima East Jinding tech materials	CHINA	X
Hiroshima prefectural high-tech materials company Tokin	CHINA	X
Hong Qiao nanoscale science and Technology (Shenzhen) Co. Ltd	CHINA			X
Hong-Qiao Co., Ltd.	CHINA			X
Honorable Hardware Craft Product Limited Company	CHINA	X
HQ METAL PRODUCTS (KS) CO.LTD	CHINA			X
Huanggang City Tongding Metallic Material Co.Ltd.	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Huaxi Guangxi Group	CHINA			X
Huaxi Smelting Co. Ltd	CHINA			X
Huaxi Tin (Liuzhou) Co., Ltd.	CHINA			X
Hubei Huanggang Tong Ding Metal Materials Co., LTD	CHINA			X
Huichang Jin Shun Tin Industry Co. Ltd	CHINA			X
Huichang Shun Tin, Kam Industries, Ltd.	CHINA			X
Huiliang	CHINA			X
Huizhou Taiwan Electronic Component Limited Company	CHINA			X
Huizhou Tin High-tech Co., Ltd.	CHINA			X
HuizhouBaoyuhua Electronics CO.,LTD	CHINA	X
Humen, Dongguan, China West Lake Industrial Zone	CHINA			X
Hun Chenzhou Mining Group Co. Ltd.	CHINA	X
Hunan Chaungda	CHINA				X
Hunan Chenzhou Mining Group Co., Ltd.	CHINA	X	X		X
Hunan Chuangda Metallurgy Group.Co.,Ltd.	CHINA				X
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA				X
Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA				X
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA				X
Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA	X		X
Hunan Xianghualing tin Co. ltd	CHINA			X
IBG China	CHINA				X
ICBC	CHINA	X
Increasingly and Chemical (Suzhou) Co., Ltd.	CHINA			X
Indra Eramulti Logam	CHINA			X
Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	X
Istanbul Gold Refinery	CHINA	X
Jada Electronic limited	CHINA				X
JAU JANQ ENTERPRISE CO., LTD.	CHINA			X
JCC	CHINA				X
Jia Tian	CHINA			X
Jian De City Hengshan Tungsten Co.,Ltd	CHINA				X
Jiangmen Huayuan Industry Co. Ltd	CHINA			X
Jiangsu Hetian Technological Material Co.,Ltd	CHINA				X
Jiangsu Sue large special chemical reagent Co., LTD	CHINA	X
Jiangsu Xinhai Copper Co.,Ltd.	CHINA			X
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA				X
Jiangxi Copper Company Limited	CHINA	X		X
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA		X
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA				X
JiangXi JiaWang	CHINA			X
Jiangxi JinShunda Huichang Kam Tin Co., Ltd	CHINA			X
Jiangxi Jinshunda Tin Co. Ltd.	CHINA			X
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA			X
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA				X
Jiangxi Nanshan	CHINA				X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA	X	X
Jiangxi Rare Metals Tungsten Holding Group Co., Ltd	CHINA				X
Jiangxi Richsea New Materials Co., Ltd.	CHINA				X
Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA			X
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA				X
Jiangxi Tungsten Industry Group Co Ltd	CHINA		X	X	X
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA				X
Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA				X
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA				X
Jiangxi Yichun	CHINA		X
Jiangzi rare Earth metals Tungsten group	CHINA				X
Jie sheng	CHINA	X
Jilin Sichuan	CHINA				X
Jin Dong Heng	CHINA	X
Jin Jinyin refining company limited	CHINA	X
Jin Li Chang	CHINA			X
Jin Tian	CHINA			X
jin yi group	CHINA			X
Jin Zhou	CHINA			X	X
JinBao Electronic Co.,Ltd.	CHINA	X
Jinchang Gold Mine	CHINA	X
Jinfeng Gold Mine Smelter	CHINA	X
Jinli Chang	CHINA			X
Jinlong Copper Co., Ltd.	CHINA	X
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	X	X	X
Jiujiang Tanbre Co., Ltd.	CHINA		X	X
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA		X
Johnson Matthey Pacific Limited	CHINA	X
J-Tech	CHINA			X
Ju Tai Industrial Co., Ltd.	CHINA			X
Kai Union Industry and Trade Co., Ltd.	CHINA			X
Kai Unita Trade Limited Liability Company	CHINA			X
Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA			X
Kanfort Industrial (Yantai) Co. Ltd.	CHINA	X
Kangqiang Electronics Co.,Ltd.	CHINA	X
Kanto Denka Kogyo Co., Ltd.	CHINA				X
Katapang	CHINA			X
Kewei Tin Co.,ltd	CHINA			X
King-Tan Tantalum Industry Ltd.	CHINA		X	X
KuanShan China Ai Sen Self-conductor Meterials Company	CHINA			X
KULBA	CHINA		X
Kunming High-tech Industrial Developing Area	CHINA			X
Kunshan Concentric Surface Technology Co., Ltd.	CHINA			X
Kunshan Jinli chemical industry reagents Co., Ltd.	CHINA	X
Kunshan shenghan	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Kunshan Shing Lee Solder manufacturing Co.,Ltd.	CHINA			X
Kunshan xiubo	CHINA			X
Kuntai	CHINA			X
Laibin China Tin Smelting Co., Ltd.	CHINA			X
Laibin Smeltery of Liuzhou China Tin Group Co., Ltd	CHINA	X		X
Laizhou Gold Co.	CHINA	X
Langfang Bondtron Electronic Materiasl Co., Ltd.	CHINA			X
Lee Cheong Gold	CHINA			X
Li Hong, Wuxi Electronic Materials Co.,Ltd	CHINA			X
Lian Xing Plating Factory	CHINA	X
LiBaoJia	CHINA	X
Lichung Soldering Manufacturing Co.,Ltd	CHINA			X
Lifu Precious Metals company limited	CHINA	X
Lingbao Gold Company Limited	CHINA	X
Lingbao Jinyuan tonghu	CHINA			X
Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	X
Linqu Xianggui Smelter Co. Ltd.	CHINA			X
Linwu Xianggui Ore Smelting Co., Ltd.	CHINA			X
LiQiao plating	CHINA			X
LITTELFUSE	CHINA			X
Liuzhou China Tin	CHINA			X
Liuzhou Smelter	CHINA			X
London Metal Exchange (LME)	CHINA	X
Ltd. Gold trading company	CHINA	X
Luo men ha si	CHINA	X
Luoyan Mudu Tungsten & Molybdenum Technology Co. Ltd.	CHINA				X
Luoyang Kewei Molybdenum & Tungsten Co., Ltd.	CHINA		X
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	X
Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA		X
Ma On Shuguang Smelting Plant	CHINA			X
Maite Long	CHINA	X
Malipo Haiyu Tungsten Co., Ltd.	CHINA				X
Material Technology Co., Ltd. Shenzhen Fu Chun	CHINA	X
Materion Corp.	CHINA				X
Meng Neng (M) Sdn. Bhd.	CHINA			X
Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	CHINA			X
Metalor Technologies (Suzhou) Ltd.	CHINA	X
Mimmetal	CHINA			X
Ming Li Jia smelt Metal Factory	CHINA			X
Minmetals Ganzhou Tin Co. Ltd.	CHINA			X	X
Minsur, Chengfeng Metals Co Pte Ltd	CHINA			X
Mits-Tec (Shanghai) Co. Ltd.	CHINA			X
Monopoly Ltd. Zhuhai toxic materials	CHINA	X
Multiple Xin precision metal electroplating factory	CHINA			X
Municipal Public Security Bureau	CHINA	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Nanchang Cemented Carbide Limited Liability Company	CHINA	X	X		X
Nanchang Metal Material Co.,Ltd	CHINA			X
Nangkang Nanshan Tin Manufactory Co.,Ltd	CHINA			X
NanJing DaMai Science Technology Industry Co.,LTD	CHINA			X
Nanjing Xin Ying Technology Co,Ltd	CHINA			X
Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA			X
Nanshan Tin	CHINA			X
Nantong Tongjie Electrical Co., Ltd.	CHINA		X
Ncang Metal Material Co.,Ltd	CHINA			X
New Mining Co., Ltd.	CHINA			X
NGHE Tin Non-Ferrous Metal Company	CHINA			X
Nihon genma Hong Kong	CHINA			X
Ningbo Jintian copper (Group ) Company Limited	CHINA			X
Ningbo Kangqiang	CHINA	X
Ningbo Yinzhou Ningbo of precious metal recycling plant	CHINA	X
Ningbo Yinzhou Tin Bronze Belt Co., Ltd.	CHINA			X
Ninghua Xingluokeng Tungsten Mine Co., Ltd.	CHINA				X
NingHua XingLuoKeng TungSten Mining CO.,LTD	CHINA		X
Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	X	X	X	X
Nippon Tungsten (Shanghai) Commerce Co., Ltd.	CHINA				X
Oki Copper and Brass Industry Co., Ltd.	CHINA			X
Penglai Penggang Gold Industry Co., Ltd.	CHINA	X
PGMA	CHINA			X
Primeyoung Metal Ind.(Zhuhai) Co.,Ltd.	CHINA			X
Pro-Tech Korea	CHINA			X
QianDao Co. ,ltd	CHINA			X
Rationale Technology Co., Ltd.	CHINA	X
Realized the enterprise Co.,Ltd.	CHINA	X
RFH Tantalum Smeltry Co., Ltd	CHINA	X	X	X
Richemax International Co., Ltd.	CHINA			X
Ritchie trick (Changshu) Sub Material Co., Ltd.	CHINA	X
Rohm and Haas Electronic Materials (Dongguan)	CHINA			X
Rongda	CHINA	X
Sandong Zhaojin Bullion Refinery Ltd.	CHINA	X
Sanmenxia Hengsheng Science And Technology R&D Co.,Ltd.	CHINA	X		X
Seirenngyousya	CHINA			X
Senju Metal (H.K) Limited	CHINA			X
Senju Metal (ShangHai) Co.,ltd.	CHINA			X
Senju Metal Industry Co., Ltd.	CHINA			X
Shaanxi Taibai Tungsten Products Factory	CHINA				X
Shan Tou Shi Yong Jin Shu Zai Sheng Co., Ltd	CHINA			X
Shandong China Electronic Materials Co., Ltd.	CHINA			X
Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA	X
Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	X
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	X	X	X	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
ShangDongZhaoJinLiFu Noble Metal CO.,LTD.	CHINA			X
Shanghai Baosteel	CHINA			X
Shanghai Dashou Electronics Co.,Ltd	CHINA	X
Shanghai Gold exchange	CHINA	X
Shanghai Jiangxi Metals Co. Ltd	CHINA		X	X
Shanghai Jinsha Shiye Co.,Ltd.	CHINA	X
Shanghai Kyocera Electronics Co., Ltd.	CHINA	X
Shanghai Mitsuoka Electronics Co.,Ltd.	CHINA			X
Shanghai New Solar	CHINA			X
Shanghai Pu Zhao Trading Co., Ltd.	CHINA			X
Shanghai Sinyang Semiconductor Materials Co., Ltd	CHINA			X
Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA			X
ShangHai YueQiang Metal Products Co., Ltd.	CHINA	X		X
ShangQi	CHINA			X
Shantou xi kuang	CHINA			X
Shaoxing Tianlong Tin Materials Co., Ltd.	CHINA			X
Shen Mao Tin Products Co., Ltd.	CHINA			X
SHENYANG RONGSHENGYUAN	CHINA			X
Shenzen Chemicals & Light Industry Co.,Ltd	CHINA			X
Shenzhen Aijiafa Industrial Co., Ltd.	CHINA			X
Shenzhen Anchen Soldering Tin Product Co., Ltd.	CHINA			X
Shenzhen Boshida Soldering Tin Industrial Co., Ltd.	CHINA			X
Shenzhen Chemicals & Light Industry Co., Ltd.	CHINA	X		X
Shenzhen City Thai Industrial CO., LTD.	CHINA			X
Shenzhen Electronic Technology Co., Ltd.	CHINA			X
Shenzhen Fujun Material Technology Co., Ltd.	CHINA	X
Shenzhen Hao Hardware Plastic Co., LTD	CHINA	X
Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA	X
Shenzhen Hua Ao Surface Treatment Technology Co., Ltd.	CHINA	X
Shenzhen Jinjunwei Resource Comprehensive Development Co., Ltd	CHINA	X
Shenzhen Kamo Co.,Ltd	CHINA			X
Shenzhen keaixin Technology	CHINA			X
Shenzhen Kuril Metal Company	CHINA	X
Shenzhen Lianfeng Hardward Plastic Co. Ltd. - Tianlian Plating Factory	CHINA	X
Shenzhen New Jin Spring Solder Products Co.,Ltd	CHINA			X
Shenzhen Qi Xiang Da Chemical Company	CHINA			X
Shenzhen qi xiang da hua gong gong si	CHINA			X
Shenzhen Red Cloud Crown Tin Limited	CHINA			X
Shenzhen Rui Yun Feng Industry Co.,Ltd	CHINA			X
Shenzhen Thousand Island Ltd.	CHINA	X
Shenzhen Tiancheng Chemical Co., Ltd.	CHINA	X
Shenzhen Yi Cheng Industrial	CHINA			X
Shenzhen Zhengtiianwei Techndlogzes Co.	CHINA	X
Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Shenzhen Zhenxing Metal Manufacturing Co., Ltd.	CHINA			X
Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA			X
Shunda Huichang Kam Tin Co., Ltd.	CHINA			X
Sichuan Guanghan Jiangnan casting smelters	CHINA			X
Sichuan Metals & Materials Imp & Exp Co Ltd	CHINA			X	X
Sichuan Tianze Precious Metals Co., Ltd.	CHINA	X
SIGMA TIN ALLOY CO., LTD	CHINA			X
Sincemat Co, Ltd	CHINA				X
SINO-PLATINUM METALS CO.,LTD	CHINA	X
SKE (China): Shanghai Kyocera Electronics CO. LTD.	CHINA	X
Solartech	CHINA	X
Solder-MIC	CHINA			X
Souzhou XingRui Noble	CHINA	X
SPTE	CHINA			X
Standard Group (Ltd)	CHINA	X
Substrate	CHINA	X
Sumitomo Metal Mining Co., Ltd.	CHINA			X
Sun Surface Technology Co Ltd	CHINA			X
Suzhou Chemical Co., Ltd.	CHINA			X
Suzhou Feixiang Solder Materials Co., Ltd.	CHINA			X
Suzhou Industrial Park in China	CHINA	X
Suzhou Jinyi jewelry factory	CHINA			X
Suzhou Roiwow Recycle Technology Co. Ltd.	CHINA			X
Suzhou Xingrui Noble	CHINA			X
Suzhou Xingrui Noble Metal Material Co., Ltd	CHINA	X
Swiss METALOR Group	CHINA	X
Tai zhou chang san Jiao electron Co.,Ltd	CHINA	X
Taicang City Nancang Metal Meterial Co.,Ltd	CHINA			X
Taiwan Qing Gao Qi Ye You Xian Gong Si	CHINA			X
Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA				X
Taizhou Chang San Jiao Electric Company	CHINA	X
Taizhou City Long Triangle Electronics Co., Ltd.	CHINA	X
Taizhou City Yangtze River Delta Electronic Co., Ltd.	CHINA	X
Taizhou Delta Electronics Co., Ltd.	CHINA	X
Taizhou Mayor River Electron Limited Company.	CHINA	X
Talcang City Nankang Metal Materila Co., Ltd	CHINA	X		X
The Gejiu cloud new colored electrolytic	CHINA			X
The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA	X
The Great Wall Gold and Silver Refinery of China	CHINA	X		X
The Heracles Las (China) Co., Ltd.	CHINA			X
The Nankang Nanshan Tin Co., Ltd.	CHINA			X
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	X		X
The Swiss METALOR Group	CHINA	X
Thousand Island Metal Foil Co., Ltd.	CHINA			X
Three green surface technology limited company	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Tian Cheng	CHINA	X
Tiancheng Metal Materials Co., Ltd.	CHINA			X
Tianshui ling bo technology co., Ltd	CHINA			X
Tim Plating Gejiu	CHINA			X
Tin Group Co.,Ltd	CHINA			X
Tin Xicai Co., Ltd.,	CHINA			X
Tong Ding Metal Materials Co., Ltd.	CHINA			X
Tong Ling Jin Dian electrical technology CO. LTD.	CHINA	X
Tongding Jinshu Cailiao Limited company	CHINA			X
TongLing Nonferrous Metals Group Holdings Co., Ltd	CHINA	X		X
Toshiba Material Co., Ltd	CHINA				X
UBS METALOR	CHINA			X
UFO Co., Ltd. Guangxi Ping Gui	CHINA			X
ULVAC, Inc.	CHINA				X
United States of America Univertical International (Suzhou) Co., Ltd.	CHINA	X		X
Unvertical International (Suzhou) Co.,Ltd	CHINA			X
VIAS	CHINA				X
Vishay Intertechnology	CHINA			X
Wen Cheng Co., Ltd.	CHINA			X
Western Metal Materials Co.,ltd	CHINA				X
Wieland Metals Shanghai Ltd	CHINA	X
Win Tin Co., Ltd. Yongkang Hiroshima	CHINA			X
Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA			X
WKK EMS EQUIPMENT(SHENZHEN) LTD.	CHINA			X
Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA			X
Wu Xi Yun Xi	CHINA			X
Wuhu Zhongyuan Metal Sheet & Foil Co.,Ltd.	CHINA			X
Wujiang City Luxu Tin Factory	CHINA			X
Wuxi Lantronic Electronic Co Ltd	CHINA			X
Wuxi Lantronic Electronic Co Ltd.	CHINA			X
Wuxi Middle Treasure Materials	CHINA	X
Wuxi Yunxi Sanye Solder Factory	CHINA			X
Wynn xin	CHINA			X
Xi Hai	CHINA			X
Xiamen Carbide Ltd	CHINA				X
Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA	X	X		X
Xiamen Hongfa	CHINA			X
Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA	X			X
Xiamen JInbo Metal Co., Ltd.	CHINA	X
Xiamen Tungsten Co., Ltd.	CHINA	X	X	X	X
Xianghualing Tin Industry Co., Ltd.	CHINA			X
Xianglu Tungsten Industry Co., Ltd.	CHINA				X
XiHai - Liuzhou China Tin Group Co ltd	CHINA			X
Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA			X
Xin Tongding	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
XIN WANG copper smelter	CHINA			X
Xingrui Noble Metal Material Co Ltd	CHINA			X
XINGYANG ELECTRONCS Co.,Led.	CHINA			X
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA				X
Xinjian Mining Corporation	CHINA			X
Xinke precision copper strip Co., Ltd.	CHINA			X
Xinmao Tin Corp., Ltd.	CHINA			X
XINQIAN	CHINA			X
XinXing HaoRong Electronic Material Co., Ltd.	CHINA		X
XinYe Co. Ltd	CHINA	X
XiYue	CHINA			X
XURI	CHINA			X
Yaitai,Shandong Recruits The Incorporated Company Of The Gold Li Blessing Precious Metal	CHINA	X
Yangzhou Genesis	CHINA	X
Yannan Tin Group (Holding) Co., Ltd	CHINA			X
Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA	X
Yantai Kanfort Pioneer Metals Corporation	CHINA	X
Yantai recruit Jin Lifu precious metals co., LTD	CHINA	X
Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA	X		X
Yantai Zhaojin Lai Fuk Precious Metals Ltd	CHINA	X
Yantai Zhaojin Lifu Precious Metals Co., Ltd.	CHINA	X
Yantai Zhaojin Precious Metals Co., Ltd.	CHINA	X		X
Yichun Jin Yang Rare Metal Co., Ltd.	CHINA		X
Yifeng Tin Industry Co., Ltd	CHINA			X
Yik Shing Tat Industrial Co., Ltd.	CHINA			X
Yiquan Manufacturing	CHINA			X
You nai tong cai(suzhou)youxian gongsi	CHINA			X
Yuan Ye Electronics (Shenzhen) Co., Ltd.	CHINA			X
Yuanhao	CHINA			X
YUCHENG	CHINA			X
Yun Lan Xi Ye	CHINA			X
Yun Xi	CHINA			X
Yun'an Dian'xi Tin Mine	CHINA			X
Yunan Tin Products Manufacturing Co., Ltd. of YTCL	CHINA			X
Yunn Tin Company Limited	CHINA	X		X
Yunnan Chengfeng Color Metal Co., Ltd.	CHINA	X
Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA	X		X	X
Yunnan Chengo Electric Smelting Plant	CHINA			X
Yunnan Copper Industry Co., Ltd.	CHINA	X	X	X
Yunnan Dianxi Tin Mine	CHINA			X
YunNan GeJiu Jin Ye Mineral Co.,Ltd	CHINA			X
YunNan Gejiu Yunxin Electrolyze Limited	CHINA			X
Yunnan Gejiu Zili Metallurgy Co.	CHINA			X
Yunnan Gejiu Zili Metallurgy Co.,Ltd	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Yunnan Metallurgical Group Co., Ltd	CHINA	X
Yunnan Tin Company, Ltd.	CHINA	X	X	X	X
Yunnan Tin Industry Refco Group Ltd.	CHINA			X
Yunnan Travel Wind Non-Ferrous Metal Sharess Limited	CHINA			X
Yunnan wenshan-malipo strike-slip baiyi mining co., LTD	CHINA			X
Yunnan Xi Ye Gufen Youxian Gongsi	CHINA			X
Yunnan Xiye Co.ltd	CHINA			X
Yunnan Yun Shares of Copper-Zinc Industry Limited	CHINA			X
YUNSIN	CHINA			X
YunXi	CHINA			X
Yunxin Non-ferrous Electroanalysis Ltd.	CHINA			X
Yutinic Reousrces	CHINA			X
Zhangyuan Tungsten Co.,Ltd	CHINA				X
Zhangzhou Macro Real Non-Ferrous Metals	CHINA			X
Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA			X
Zhaojin Gold and Silver Refinery Limited	CHINA			X
Zhaojin Group & Gold Mineral China Co., Ltd.	CHINA	X
Zhaojin Mining Industry Co., Ltd.	CHINA	X
Zhaojin refining	CHINA	X
Zhaoyuan Gold Smelter of ZhongJin Gold Corporation	CHINA	X
Zhaoyuan Lufshiye Co., Ltd.	CHINA	X
Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA	X
Zhejiang Huangyan Xinqian Electrical Parts Factory	CHINA			X
Zhejiang Strong Solder Material Co., Ltd.	CHINA			X
Zhejiang suijin	CHINA	X
Zhenxiong Copper Group Co., Ltd.	CHINA			X
Zhongguo guang nan dai xi jituan	CHINA			X
Zhongjin Gold Corp. Ltd.	CHINA	X
Zhongkuang Gold Industry Co., Ltd.	CHINA	X
Zhongshan Hyper-Toxic Substance.Morwpoliced.Co.Ltd.	CHINA	X
Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA	X
ZhongShi Metal	CHINA			X
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA		X	X	X
Zhonshan Public Security Bureau Guangdong	CHINA	X
Zhuhai Co., Ltd. Hai Yuxin Xi	CHINA			X
Zhuhai Horyison Solder Co., Ltd.	CHINA			X
Zhuhai Quanjia	CHINA			X
Zhuzhou Cemented Carbide Group Co Ltd	CHINA	X	X	X	X
Zhuzhou Smelter Group Co., Ltd.	CHINA			X
Zi Jin Copper	CHINA			X
ZiGong Cemented Carbide Corp. Ltd.	CHINA				X
Zijin Mining Group Co. Ltd	CHINA		X
Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	X
Zijin Mining Industry Corporation ( Shanghang) gold smelting plant	CHINA			X
Zu Hai Haiyuxin Tin Products Co., Ltd.	CHINA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Zuhai Horyison Solder Co.,Ltd.	CHINA			X
Constellium Extrusions Decin s.r.o.	CZECH REPUBLIC			X
Kovohute Pribram Nastupnicka A.S.	CZECH REPUBLIC	X		X
Galva Metal	EGYPT			X
Molycorp Silmet A.S.	ESTONIA		X
Ethiopian Minerals Development Share Company	ETHIOPIA		X
Air Liquide Far Eastern	FRANCE				X
Arcelor La Plaine	FRANCE			X
Aubert & Duval	FRANCE				X
Castolin	FRANCE			X
Enthone France	FRANCE		X
Heraeus	FRANCE			X
IPS	FRANCE			X
Linxens	FRANCE	X
Metaconcept France	FRANCE			X
Orelec	FRANCE	X
PBT	FRANCE			X
Traxys	FRANCE			X
5N Plus Lübeck GmbH	GERMANY		X	X
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	X		X
Ampere Polska Sp. z o.o.	GERMANY			X
Atotech	GERMANY			X
Aurubis AG	GERMANY	X		X
Balver Zinn Josef Jost GmbH & Co. KG	GERMANY			X
Bauer Walser AG	GERMANY	X
BNT Chemicals Gmbh	GERMANY			X
Brautmeier GmbH	GERMANY			X
Brinkmann Chemie AG	GERMANY			X
C. Hafner GmbH + Co. KG	GERMANY	X
CeramTec	GERMANY				X
Degussa	GERMANY	X
Diehl Metall Aplications GmbH	GERMANY			X
Doduco GmbH	GERMANY	X
Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY			X
ELSOLD	GERMANY			X
ESG Edelmetall-Service GmbH & Co.	GERMANY	X
Feinhütte Halsbrücke GmbH	GERMANY	X		X
Felder GmbH - Löttechnik	GERMANY			X
Galva-Metall GmbH	GERMANY			X
Gebr. Kemper GmbH & Co.KG	GERMANY			X
Gomat-e-K.	GERMANY			X
Grillo Handel	GERMANY			X
H.C. Starck GmbH	GERMANY	X		X	X
H.C. Starck GmbH Goslar	GERMANY		X
H.C. Starck GmbH Laufenburg	GERMANY		X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
H.C. Starck Group	GERMANY		X
H.C. Starck Hermsdorf GmbH	GERMANY		X
H.C. Starck Smelting GmbH & Co.KG	GERMANY		X		X
Heimerle + Meule GmbH	GERMANY	X		X
Heraeus Precious Metals GmbH & Co. KG	GERMANY	X		X	X
Heraues Materials Technology GmbH & Co.KG	GERMANY			X
HMG	GERMANY	X
Innova Recycling GmbH	GERMANY		X
KME Brass Germany GmbH	GERMANY			X
LBMA	GERMANY	X
M Smelter	GERMANY			X
MCP HEK GmbH	GERMANY			X
Metalor Germany	GERMANY	X
OMG GALVANOTECHNIK	GERMANY	X
Richard Stenzhorn GmbH	GERMANY			X
Rohm & Haas R&H Europe Trading AP	GERMANY			X
RST	GERMANY			X
Salzgitter	GERMANY			X
Saxonia Edelmetalle GmbH	GERMANY	X
Schlötter GmbH & Co. KG	GERMANY			X
SCHOOT	GERMANY	X
Stannol	GERMANY			X
Suddeutsche Metallhandelsgesellschaft mbH	GERMANY			X
Sundwiger Messingwerk GmbH & Co. KG	GERMANY			X
TIB Chemicals AG	GERMANY			X
Umicore Galvanotechnik GmbH	GERMANY	X
Westfalenzinn	GERMANY			X
Westmetall GmbH & Co. KG	GERMANY			X
Wieland Edelmetalle GmbH	GERMANY	X
Wieland-Werke AG	GERMANY			X
Wilhelm Grillo Handelsgesellschaft mbH	GERMANY			X
Wilhelm Westmetall, Germany	GERMANY			X
Wolfram Industrie Traunstein	GERMANY				X
Yuntinic Chemical GmbH	GERMANY			X
Cheong Hing	HONG KONG	X
Heareus	HONG KONG	X
Heraeus Electronic Materials Phils.,Inc.	HONG KONG	X
Heraeus Ltd. Hong Kong	HONG KONG	X			X
Johnson Matthey Hong Kong Ltd	HONG KONG	X
Kee Shing	HONG KONG	X
LBMA	HONG KONG	X
Metalor Technologies (Hong Kong) Ltd	HONG KONG	X	X	X	X
Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG	X
Standard Bank	HONG KONG	X
Uniforce Metal Industrial Corp.	HONG KONG	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Wang Ting	HONG KONG	X
Graphite India Limited	INDIA				X
Hutti Gold Mines Company Limited	INDIA	X
Metallurgical Products India Pvt., Ltd.	INDIA		X
MMTC-PAMP India Pvt., Ltd.	INDIA	X
S.V Engg	INDIA				X
Shogini Technoarts Pvt Ltd	INDIA	X
Amalgamated Metal Corporation PLC	INDONESIA			X
An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	INDONESIA			X
Bangka	INDONESIA			X
Batu Hijau Gold/Copper Mining	INDONESIA	X
Bonoka.Beliting INDONESIA	INDONESIA			X
Bukit Timah	INDONESIA			X
CapXon(Hongyuan)	INDONESIA			X
CHAINBOW	INDONESIA			X
COME FM TIMAH	INDONESIA			X
CV Ayi Jaya	INDONESIA			X
CV DS Jaya Abadi	INDONESIA	X			X
CV Duta Putra Bangka	INDONESIA			X
CV Gita Pesona	INDONESIA			X
CV Makmur Jaya	INDONESIA			X
CV Nurjanah	INDONESIA	X		X
CV Prima Timah Utama	INDONESIA			X
CV Serumpun Sebalai	INDONESIA			X
CV United Smelting	INDONESIA	X		X
CV Venus Inti Perkasa	INDONESIA			X
Dyfenco Green Applied Materials Co., Ltd	INDONESIA			X
Indonesia State Tin Corp	INDONESIA			X
Indonesian Tin Ingot	INDONESIA	X
JI.Ketapang,Kawasan Industri Pangkal Pinang Bangka- Indonesia	INDONESIA			X
JX Nippon Mining & Metals Co., Ltd.	INDONESIA			X
Kihong T&G	INDONESIA			X
KOBA	INDONESIA			X
Kojima Chemicals Co., Ltd.	INDONESIA			X
Kundur Smelter	INDONESIA			X
Mentok Smelter	INDONESIA			X
MENTPL	INDONESIA			X
Metari	INDONESIA			X
Minsur	INDONESIA			X
Mitsubishi Corporation RtM Japan Ltd.	INDONESIA			X
Mitsubishi Yunimetaruzu (Ltd.)	INDONESIA			X
Montok Smelter	INDONESIA			X
Muntok	INDONESIA			X
NENTIOK	INDONESIA			X
NGHE Tin Non-Ferrous Metal Company	INDONESIA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Nippon Filler Metals Ltd (Tin:PT Timah)	INDONESIA			X
NITAH	INDONESIA			X
OMSA Indonesia	INDONESIA			X
P.T. Tambang Timah	INDONESIA	X		X
Pan Light Corp	INDONESIA			X
PL Timah Tbk	INDONESIA			X
PT Solder Indonesia	INDONESIA			X
PT Stanlndo Inti Perkasa	INDONESIA			X
PT Alam Lestari Kencana	INDONESIA			X
PT Aneka Tambang (Persero) Tbk	INDONESIA	X	X
PT Aries Kencana Sejahtera	INDONESIA			X
PT Artha Cipta Langgeng	INDONESIA			X	X
PT ATD Makmur Mandiri Jaya	INDONESIA			X
PT Babel Inti Perkasa	INDONESIA			X	X
PT Babel Surya Alam Lestari	INDONESIA			X
PT Bangka Kudai Tin	INDONESIA	X		X
PT Bangka Prima Tin	INDONESIA			X
PT Bangka Putra Karya	INDONESIA	X		X	X
PT Bangka Timah Utama Sejahtera	INDONESIA			X	X
PT Bangka Tin Industry	INDONESIA			X
PT Belitung Industri Sejahtera	INDONESIA	X		X
PT BilliTin Makmur Lestari	INDONESIA			X	X
PT Bukit Timah	INDONESIA	X		X	X
PT Cipta Persada Mulia	INDONESIA			X
PT Citralogam Alphasejahtera	INDONESIA			X
PT Coba Tin	INDONESIA			X
PT DS Jaya Abadi	INDONESIA	X		X
PT Eunindo Usaha Mandiri	INDONESIA			X
PT Fang Di MulTindo	INDONESIA			X
PT HP Metals Indonesia	INDONESIA			X
PT Indra Eramulti Logem Industri	INDONESIA			X
PT Inti Stania Prima	INDONESIA			X
PT Inti Stania Prima	INDONESIA			X
PT Justindo	INDONESIA			X
PT Karimun Mining	INDONESIA			X
PT Koba Tin	INDONESIA	X		X	X
PT Metals Indonesia	INDONESIA			X
PT Mitra Stania Prima	INDONESIA	X		X
PT NATARI	INDONESIA			X
PT Panca Mega Persada	INDONESIA			X
PT Pelat Timah Nusantara Tbk	INDONESIA			X
PT Persero Timah	INDONESIA			X
PT Prima Timah Utama	INDONESIA			X
PT Putra Karya	INDONESIA		X	X
PT Refined Bangka Tin	INDONESIA	X		X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
PT Sariwiguna Binasentosa	INDONESIA	X		X
PT Seirama Tin investment	INDONESIA			X
PT SIP	INDONESIA			X
PT Smelting	INDONESIA			X
PT Stanindo Inti Perkasa	INDONESIA	X		X
PT Sukses Inti Makmur	INDONESIA			X
PT Sumber Jaya Indah	INDONESIA	X		X
PT Supra Sukses Trinusa	INDONESIA			X
PT Tambang Timah	INDONESIA	X
PT Tanloaug Tinah	INDONESIA			X
PT Timah (Persero) Tbk Kundur	INDONESIA			X
PT Timah (Persero) Tbk Mentok	INDONESIA			X
PT Timah (Persero), Tbk	INDONESIA	X	X		X
PT Tinindo Inter Nusa	INDONESIA	X		X
PT Tirus Putra Mandiri	INDONESIA			X
PT Tommy Utama	INDONESIA			X
PT Wahana Perkit Jaya	INDONESIA			X
PT Yinchendo Mining Industry	INDONESIA	X		X
RBT	INDONESIA			X
Red Ring Solder	INDONESIA			X
Redsun Metal Ind. Co., Ltd.	INDONESIA			X
Rui Sheng	INDONESIA	X
Samhwa Non-Ferrous Metal Ind. Co., Ltd.	INDONESIA			X
Schloetter Co. Ltd	INDONESIA			X
Selayang Solder Sdn Bhd	INDONESIA			X
Senju	INDONESIA			X
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	INDONESIA			X
Shen Mao Solder (M) Sdn. Bhd	INDONESIA			X
Shenmao Technology Inc.	INDONESIA			X
SIP	INDONESIA			X
Solder Coat Co., Ltd.	INDONESIA			X
Solderindo	INDONESIA			X
STANCHEM Sp. j. (trader)	INDONESIA			X
Sumitomo Metal Mining Co., Ltd.	INDONESIA			X
Taiwan Huanliang	INDONESIA			X
Tennant Metals Pty Limited	INDONESIA			X
Timah Indonesian State Tin Corp.	INDONESIA			X
Undoneisan State Tin Corporation Mentok Smelter	INDONESIA			X
Unit Metalurgi PT Timah (Persero) Tbk	INDONESIA			X
Yun'an Dian'xi Tin Mine	INDONESIA			X
Yunnan Tin Company, Ltd.	INDONESIA			X
ALMAG	ITALY			X
Chimet S.p.A.	ITALY	X
Cofermetal	ITALY			X
Dickmann s.r.l.	ITALY			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
F.LLI COSTA	ITALY			X
Faggi Enrico S.p.A.	ITALY	X
Galf Srl Special Aluminium Alloys	ITALY			X
Heraeus S.P.A.	ITALY			X
Intals S.P.A.	ITALY			X
KME Italia	ITALY			X
ORI MARTIN S.p.A.	ITALY			X
RAFFMETAL SPA	ITALY			X
SACAL SPA	ITALY			X
Safimet Spa. (Gold refiners)	ITALY	X
SMM	ITALY			X
T.C.A S.p.A	ITALY	X
trafilerie carlo gnutti	ITALY			X
Vedani Carlo Metalli	ITALY			X
A.L.M.T. Corp.	JAPAN	X	X	X	X
ACT JAPAN	JAPAN			X
Aida Chemical Industries Co., Ltd.	JAPAN	X		X
Allied Material	JAPAN		X	X
Arroz Corporation	JAPAN		X		X
Asahi Pretec Corporation	JAPAN	X			X
Asahi Seiren Co., Ltd	JAPAN			X
Asaka Riken Co., Ltd.	JAPAN	X		X
Axis Material Limited	JAPAN				X
B. AIZU, JAPAN (OCTOBER 13, 2010)	JAPAN		X
Chofu Works	JAPAN			X
Chugai Mining	JAPAN	X
Chugaikogyo	JAPAN	X
Corporation Daiki Aluminium Industry Co., Ltd.	JAPAN			X
Daido Steel	JAPAN		X		X
Dawa	JAPAN			X
Dohino Metal Co., Ltd.	JAPAN			X
Doi field Metals Co., Ltd.	JAPAN			X
Doino Kinzoku	JAPAN			X
Dowa	JAPAN	X		X
E-CHEM Enterprise Corp	JAPAN	X
Eco-System Recycling Co., Ltd.	JAPAN	X
Fuji Metal Mining Corp.	JAPAN			X
Furukawa Electric Co., Ltd.	JAPAN	X		X
Gejiu Kai Meng Industry and Trade LLC	JAPAN			X
Global Advanced Metals Aizu	JAPAN		X
Gold Shousha	JAPAN	X
H.C. Starck Ltd.	JAPAN		X	X
Harada Metal	JAPAN			X
Harima Smelter	JAPAN	X
Highjent Technology	JAPAN			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Hisikari Mine	JAPAN	X
Hitachi Cable	JAPAN			X
Hitachi Metals, Ltd.,	JAPAN				X
Hitachi Seiren	JAPAN			X
Hitachi Smelting Co., Ltd.	JAPAN			X
Ishifuku Metal Industry Co., Ltd.	JAPAN	X	X	X
Ishihara (Ltd.)	JAPAN			X
Ishihara Chemical Co. Ltd.	JAPAN			X
Ishikawa Metal Co. Ltd.	JAPAN			X
Isifuku kinzoku kougyo souka kojyo	JAPAN	X
Izawa Metal Co., Ltd	JAPAN				X
Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN		X
Japan Chofu Manufacturing Plant	JAPAN			X
Japan Copper and Brass Co., Ltd.	JAPAN			X
Japan Feller Metals	JAPAN			X
Japan Mint	JAPAN	X	X	X
Japan New Metals Co., Ltd.	JAPAN	X	X	X	X
Japan Pure Chemical Co.,Ltd.	JAPAN	X
Japan Refining Co., Ltd.	JAPAN			X
JFE Steel Corporation	JAPAN		X		X
JX Nippon Mining & Metals Corporation	JAPAN	X	X	X	X
JX Nippon Oil	JAPAN			X
Kanto Denka Kogyo Co., Ltd.	JAPAN		X		X
Kitts Metal Works Co., Ltd.	JAPAN			X
Kiyomine Metal Industry Co.,Ltd.	JAPAN			X
Kobe Steel, Ltd.	JAPAN			X
Kohoku Kogyo Co., Ltd.	JAPAN			X
Kojima Chemicals Co., Ltd.	JAPAN	X	X	X
Koki Products Co., Ltd	JAPAN			X
Kosak Seiren	JAPAN	X
Kyocera	JAPAN	X		X
Leybold Co., Ltd.	JAPAN			X
Maruichi Steel Tube Ltd	JAPAN		X
Maruichikokan Co. Ltd	JAPAN		X
Materials Eco-Refining CO.,LTD	JAPAN			X
Matsuda Sangyo Co., Ltd.	JAPAN	X	X	X	X
Matsuo Electric	JAPAN		X
Matsuo Solder Co., Ltd.	JAPAN			X
Matsushima Kinzoku K.K.	JAPAN			X
Matsushima Metals Co., Ltd.	JAPAN			X
Matsyo Handa Co., Ltd.	JAPAN			X
Meta low Technologies Japan , Ltd.	JAPAN	X
Metal Do Co.,Ltd	JAPAN		X
Metalor Technologies (Japan)	JAPAN	X
Mihara Kinzoku Kogyo Co.,Ltd.	JAPAN			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Mistubishi Materials Corporation	JAPAN	X	X	X	X
Mitsu Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN			X
Mitsubishi Electric Metecs Co., Ltd.	JAPAN			X
Mitsubishi Gas Chemical Company,Inc.	JAPAN	X
Mitsui & Co Precious Metals Inc	JAPAN	X
Mitsui Kinzoku Co., Ltd.	JAPAN	X
Mitsui Mining and Smelting Co., Ltd.	JAPAN	X	X	X	X
Mori silver	JAPAN	X
Morigin Corporation	JAPAN	X
N.E.Chemcat Corporation	JAPAN	X		X
Natsuda Sangyo Co., Ltd	JAPAN	X
Neomax Hitachi	JAPAN	X
Nihama Nickel Refinery	JAPAN	X
Nihon Genma Co., LTD	JAPAN			X
Nihon Kagaku Sangyo	JAPAN			X
Nihon Material Co., Ltd.	JAPAN	X	X	X
Nihon Superior Co., Ltd.	JAPAN			X	X
Nihonhanda Co., Ltd.	JAPAN			X
Niihama Toyo Smelter & Refinery	JAPAN	X
Nippon Filler Metals Ltd	JAPAN			X
Nippon Micrometal Corporation	JAPAN	X			X
Nippon Mining & Metals Co., Ltd.	JAPAN	X	X
Nippon Shindo CO.,LTD.	JAPAN			X
Nippon Steel Sumitomo Metals Co., Ltd.	JAPAN			X
Nippon Tungsten Co.,Ltd.	JAPAN				X
Nishihara Science and Engineering	JAPAN	X
Nisshin Chemical Co., Ltd.	JAPAN	X
Nissin Kasei Co. Ltd	JAPAN	X
Nittesu Mining Co., Ltd	JAPAN	X
Nohon Material Corporation	JAPAN	X
Nrudakoto Ltd.	JAPAN			X
O.M. Ltd.	JAPAN			X
Ohki Brass & Copper CO.,LTD.	JAPAN			X
Ohki Shindo Industry Co., Ltd.	JAPAN			X
Ohura Precious Metal Industry Co., Ltd.	JAPAN	X
Osaka asahi metal K.K.	JAPAN			X
Ozawa Kinzoku	JAPAN			X
Ozawa Metal Refinery	JAPAN			X
Pan Pacific Copper Co., Ltd.	JAPAN	X	X
Redsun Metal Ind. Co., Ltd.	JAPAN			X
Reiborudo Co., Ltd.	JAPAN			X
Saganoseki Smelter & Refinery	JAPAN				X
Samhwa Non-Ferrous Metal Ind. Co., Ltd.	JAPAN			X
San'etsu Metals Co., Ltd.	JAPAN			X
Sasaki Chemical Co., Ltd.	JAPAN			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Sasaki Solder Industry CO.,Ltd.	JAPAN			X
Sendi (Japan): Kyocera Corporation	JAPAN				X
Senju Metal Industry Co., Ltd.	JAPAN	X		X
Settu Chemical Industry	JAPAN			X
Shinko Electric Insdustires Co., Ltd.	JAPAN	X
Shinko Leadmikk Co.,Ltd.	JAPAN			X
Showa Kako	JAPAN			X
Sinnihon Brass CO.,LTD	JAPAN			X
Sojitz Corporation	JAPAN	X
Soka Plant	JAPAN	X
Solder Coat Co., Ltd.	JAPAN			X
Sumisho Materials Corp.	JAPAN	X
Sumitomo Electric Industries	JAPAN				X
Sumitomo Metal Mining Co., Ltd.	JAPAN	X	X	X	X
Sunaga Tungsten	JAPAN				X
Suzuki Kikinzoku Kako K.K.	JAPAN	X
Taki Chemical Co., Ltd.	JAPAN		X	X
Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	JAPAN				X
Tamura Corporation	JAPAN			X
Tanaka Denshikogyo K.K.	JAPAN	X
Tanaka Kikinzoku International K.K.	JAPAN			X
Tanaka Kikinzoku Kogyo K.K.	JAPAN	X	X	X	X
Tanaka Precious Metals	JAPAN	X
Tarutin Kester Co., Ltd.	JAPAN			X
TDK	JAPAN			X
Tochij	JAPAN			X
Tokumoto Honten	JAPAN	X
Tokuriki Honten Co., Ltd.	JAPAN	X	X	X
Tokuriki Tokyo Melters Assayers	JAPAN			X
Tosoh Corporation	JAPAN				X
Toyo Smelter & Refinery of Sumitomo Metal Mining Co.,Ltd	JAPAN	X
Tsuda Sangyo Co., Ltd	JAPAN	X
Uchihashi Estec Co., Ltd.	JAPAN			X
ULVAC, Inc.	JAPAN				X
Union Tool Co., Ltd.	JAPAN		X		X
Usuginu electrolytic Industrial Co., Ltd.	JAPAN			X
Uyemura International Corp.	JAPAN	X
Yamamoto Precious Metal Co., Ltd.	JAPAN	X		X
Yano Metal	JAPAN		X
Yawata Works	JAPAN			X
Yokohama Metal Co., Ltd.	JAPAN	X	X	X
Yoritsu Gokin Co,.Ltd.	JAPAN				X
Yunnan Tin Company, Ltd.	JAPAN			X
IBFL - Industria Brasileira de Ferros e Ligas	JORDAN			X
Aktobe	KAZAKHSTAN	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Aktyubinsk Copper Company	KAZAKHSTAN	X
Kazakhmys Smelting LLC	KAZAKHSTAN	X
Kazzinc Ltd	KAZAKHSTAN	X
Ulba	KAZAKHSTAN	X	X	X
Air Liquide Far Eastern	KOREA, REPUBLIC OF				X
Alpha Metals Korea Ltd	KOREA, REPUBLIC OF			X
Boston Metal	KOREA, REPUBLIC OF	X
Buhung Ind	KOREA, REPUBLIC OF			X
Dae Kil Metal Co., Ltd	KOREA, REPUBLIC OF			X
Daechang Co. Ltd.	KOREA, REPUBLIC OF			X
Daejin Indus Co. Ltd	KOREA, REPUBLIC OF	X
Daeryong ENC	KOREA, REPUBLIC OF	X
Daewoo International Corporation	KOREA, REPUBLIC OF			X
Degutea	KOREA, REPUBLIC OF				X
Do Sung Corporation	KOREA, REPUBLIC OF	X
Dongbusteel	KOREA, REPUBLIC OF			X
Duksan Hi-Metal	KOREA, REPUBLIC OF			X
Foongsan Corporation	KOREA, REPUBLIC OF			X
G.L.D	KOREA, REPUBLIC OF	X
Han Sung Metar	KOREA, REPUBLIC OF		X
Hanbak	KOREA, REPUBLIC OF			X
Handok Metal Co., Ltd.	KOREA, REPUBLIC OF			X
Hanhwa International	KOREA, REPUBLIC OF			X
Heesung Catalysts Corp	KOREA, REPUBLIC OF	X
Heesung Metal Ltd.	KOREA, REPUBLIC OF	X		X
Heraesu Oriental Hitec Co.,Ltd	KOREA, REPUBLIC OF			X
HERA-KOREA	KOREA, REPUBLIC OF	X
Hi Star Material Corp	KOREA, REPUBLIC OF			X
Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	X		X
Hyundai-Steel	KOREA, REPUBLIC OF			X
ILJIN DIAMOND CO., LDT	KOREA, REPUBLIC OF				X
Integrated Circuit	KOREA, REPUBLIC OF				X
Jinsung Metal Corp	KOREA, REPUBLIC OF	X
Kistron	KOREA, REPUBLIC OF			X
Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	X	X	X
Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF	X
K-Tech	KOREA, REPUBLIC OF			X
LG INTERNATIONAL CORP	KOREA, REPUBLIC OF			X
LG-Nikko	KOREA, REPUBLIC OF	X
Linetech	KOREA, REPUBLIC OF			X
LS Nikko and Perth Mint	KOREA, REPUBLIC OF	X
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	X	X	X	X
Matheson Special Gas Production Co., Ltd.	KOREA, REPUBLIC OF				X
MK Electron	KOREA, REPUBLIC OF	X		X
OJSC Kolyma Refinery	KOREA, REPUBLIC OF	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
ONE CO., LTD.	KOREA, REPUBLIC OF		X
Poongsan Corporation	KOREA, REPUBLIC OF	X		X
Posco	KOREA, REPUBLIC OF		X	X
Pro-Tech Korea	KOREA, REPUBLIC OF			X
Samatron Co., Ltd.	KOREA, REPUBLIC OF			X
Sambo Industry	KOREA, REPUBLIC OF			X
Samduck Precious Metals	KOREA, REPUBLIC OF	X
Samhwa Non-Ferrous Metal Ind. Co., Ltd.	KOREA, REPUBLIC OF			X
Samsung_LS-Nikko Copper Inc.	KOREA, REPUBLIC OF	X
Samwon Metals Corp.	KOREA, REPUBLIC OF	X	X	X
Seju Industry	KOREA, REPUBLIC OF			X
Sewon Korea	KOREA, REPUBLIC OF	X
Shindong-a	KOREA, REPUBLIC OF	X
SONGWON	KOREA, REPUBLIC OF			X
TaeguTec	KOREA, REPUBLIC OF				X
Taiyo Nippon Sanso Taiwan, Inc.	KOREA, REPUBLIC OF				X
TCC steel	KOREA, REPUBLIC OF			X
Torecom	KOREA, REPUBLIC OF	X		X
Wonil Metal Co Ltd	KOREA, REPUBLIC OF			X
Wooshin Metal	KOREA, REPUBLIC OF			X
Worldtop	KOREA, REPUBLIC OF	X
Yoo Chang Metal	KOREA, REPUBLIC OF	X
Kyrgyzaltyn JSC	KYRGYZSTAN	X
Ceratizit S.A	LUXEMBOURG				X
BANKA	MALAYSIA			X
Bintulu	MALAYSIA			X
Butterworth Smelter	MALAYSIA			X
Corporation Berhad (MSC)	MALAYSIA			X
Electroloy Coroperation Sdn Bhd	MALAYSIA			X
Grik Perak Malaysia	MALAYSIA			X
Hana-High Metal	MALAYSIA			X
Hulterworth Smelter	MALAYSIA			X
JalanPantai/Malaysia	MALAYSIA			X
KOBA	MALAYSIA			X
Leybold Co., Ltd.	MALAYSIA			X
Malaysia Aluminium & Alloy Sdn.Bhd	MALAYSIA			X
Malaysia Smelting Corporation (MSC)	MALAYSIA	X		X	X
Malaysian Electronics Materials Sdn Bhd	MALAYSIA	X
Metahub Industries Sdn. Bhd.	MALAYSIA			X
MK Electron	MALAYSIA			X
Perusahaan Sadur Timah Malasia	MALAYSIA			X
Rahman Hydraulic Tin Sdn Bhd	MALAYSIA			X
Red Ring Solder	MALAYSIA			X
Selayang Solder Sdn Bhd	MALAYSIA			X
Senju	MALAYSIA			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Shen Mao Solder (M) Sdn. Bhd	MALAYSIA	X		X
Sin Asahi Solder(M)Sdn Bhd	MALAYSIA			X
SMIC SENJU MALAYSIA	MALAYSIA			X
SOLNET METAL	MALAYSIA			X
Stretti	MALAYSIA			X
TCC steel	MALAYSIA			X
Uniforce Metal Industrial Corp.	MALAYSIA			X
Ye Chiu Metal Smelting Sdn Bhd	MALAYSIA			X
Zhang Yao	MALAYSIA			X
Best Metais e Soldas S.A.	MEXICO			X
Caridad	MEXICO	X		X
Exim Americana	MEXICO			X
KEMET Blue Metals	MEXICO		X
La Caridad Mine	MEXICO	X
Marco Metales de México de R.L. de C.V.	MEXICO			X
Metalúrgica Met Mex Peñoles, S.A. de C.V.	MEXICO	X
Tisamatic	MEXICO			X
Noventa	MOZAMBIQUE		X
LMD	NETHERLANDS			X
POSSEHL	NETHERLANDS			X
Schone Edelmetaal B.V.	NETHERLANDS	X	X
Morris and Watson	NEW ZEALAND	X
Eximetal S.A.	PANAMA			X
Vishay Tantalum	PANAMA		X
Amalgamet - Minsur S.A.	PERU			X
Funsur	PERU	X
Mecomsa, S.A. de C.V.	PERU			X
Ming Li Jia smelt Metal Factory	PERU			X
Minsur	PERU			X	X
PISCO	PERU			X
PT Bangka Kudai Tin	PERU				X
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	X
E-tech Philippines	PHILIPPINES			X
NMC	PHILIPPINES	X
O.M. Manufacturing Philippines, Inc.	PHILIPPINES			X
Philippine Associated Smelting and Refining Corporation	PHILIPPINES	X
Qualitek delta philippines inc	PHILIPPINES			X
Fenix Metals	POLAND	X		X
KGHM Polska Miedź Spółka Akcyjna	POLAND	X
Standard Sp z o.o.	POLAND			X
CSC Pure Technologies	RUSSIAN FEDERATION			X
H.C. Starck GmbH	RUSSIAN FEDERATION				X
Hydrometallurg, JSC	RUSSIAN FEDERATION				X
Izhevsk Electromechanical Plant Kupol	RUSSIAN FEDERATION			X
JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
JSC Pobedit	RUSSIAN FEDERATION				X
JSC Uralelectromed	RUSSIAN FEDERATION	X
Kupol	RUSSIAN FEDERATION			X
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	X	X
Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION			X	X
OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	X
OJSC Kolyma Refinery	RUSSIAN FEDERATION	X	X
OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	X
Plant of metals and alloys CJSC	RUSSIAN FEDERATION			X
Pobedit, JSC	RUSSIAN FEDERATION				X
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	X	X
Pure Technology	RUSSIAN FEDERATION			X
Russkoe olovo	RUSSIAN FEDERATION			X
Shenzhen Boshida Soldering Tin Industrial Co., Ltd.	RUSSIAN FEDERATION			X
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	X	X
Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION		X
Solikamsk Metal Works	RUSSIAN FEDERATION	X		X	X
Wolfram Company CJSC	RUSSIAN FEDERATION	X	X	X	X
Phoenix Metal Ltd.	RWANDA			X
L' azurde Company For Jewelry	SAUDI ARABIA	X
Asahi	SINGAPORE			X
Chengfeng Metals Co Pte Ltd	SINGAPORE			X
CTP Industries	SINGAPORE				X
Electroloy Metal PTE LTD	SINGAPORE			X
Heraeus Materials Singapore Pte, Ltd.	SINGAPORE			X
Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE	X			X
OGM	SINGAPORE	X
Rohm & Haas Elec. Mat'ls	SINGAPORE	X
Singapore Asahi Chemical&Solder Industries Pte Ltd	SINGAPORE			X
Singapore LME Tin	SINGAPORE			X
Sizer Metals Pte. Ltd.	SINGAPORE			X
Tanaka Electronics (Singapore )Pte. Ltd.	SINGAPORE	X
Tanaka Kikinzoku International Co.,	SINGAPORE	X
Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE			X
Uni Bros Metal Pte. Ltd.	SINGAPORE			X
Harmony Gold Refinery	SOUTH AFRICA	X
Rand Refinery (Pty) Ltd.	SOUTH AFRICA	X	X	X
Tantalite Resources	SOUTH AFRICA		X
Zi Jin Yinhui gold smelters in Luoyang	SOUTH AFRICA	X
Befesa Aluminio, S.L.	SPAIN			X
Cookson Sempsa	SPAIN	X			X
Cooper Santa	SPAIN				X
Elmet S.L.U. (Metallo Group)	SPAIN			X
HIJOS DE JUAN DE GARAY	SPAIN			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Norteña de Metales, SA	SPAIN			X
PENINSULAR DE LATÓN	SPAIN			X
S. Izaguirre	SPAIN			X
SEMPSA Joyería Platería, S.A.	SPAIN	X	X	X
SEVELAR	SPAIN			X
Sudan Gold Refinery	SUDAN	X
Boliden AB	SWEDEN	X		X
Minpro AB	SWEDEN				X
Sandvik Material Technology	SWEDEN			X	X
Argor-Heraeus SA	SWITZERLAND	X
Baoshida Swissmetal	SWITZERLAND			X
Cendres + Métaux SA	SWITZERLAND	X
CS	SWITZERLAND	X
General Iken	SWITZERLAND	X
Impag AG	SWITZERLAND			X
Johnson Matthey & Brandenberger AG	SWITZERLAND	X
Lee Iken	SWITZERLAND	X
Metalor Technologies SA	SWITZERLAND	X	X	X	X
Nitora	SWITZERLAND		X
PAMP SA	SWITZERLAND	X	X	X
PX Précinox SA	SWITZERLAND	X	X
Swiss Steel AG	SWITZERLAND			X
Taipeng	SWITZERLAND	X
UBS AG	SWITZERLAND	X
Valcambi SA	SWITZERLAND	X	X	X
Xstrata Canada Corporation	SWITZERLAND	X
All armor Minoru industry (co ) Co., Ltd.	TAIWAN			X
Alpha Metals Taiwan	TAIWAN			X
Ami Bridge Enterprise Co., Ltd.	TAIWAN			X
c(PJ-USA)	TAIWAN	X
Chanw Wen Copper Industry Co. Ltd.	TAIWAN			X
Chen Jung Metal Materials Co., Ltd	TAIWAN			X
Chernan Technology co., ltd	TAIWAN	X
China Steel Corporation	TAIWAN			X
Chroma New Material Corp.	TAIWAN	X
Chunbao Carbide Science & Technology Co.,Ltd	TAIWAN				X
DA HONG	TAIWAN	X
FA CHIA METAL	TAIWAN			X
First Copper Technology Co., Ltd.	TAIWAN			X	X
Foxconn Technology Group	TAIWAN	X
Fuji Metal Mining Corp.	TAIWAN			X
GWO CHERN INDUSTRIAL CO., LTD.	TAIWAN	X
Hon Shen Co. Ltd	TAIWAN	X
HonHai Precision Co., Ltd.	TAIWAN	X
Hua Eng Wire & Cable Co., Ltd.	TAIWAN			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Huayou	TAIWAN			X
IBFL - Industria Brasileira de Ferros e Ligas	TAIWAN			X
Jan Jang	TAIWAN			X
JAU JANQ ENTERPRISE CO., LTD.	TAIWAN			X
Jia Lung Corp	TAIWAN	X
KU PING ENTERPRISE CO., LTD.	TAIWAN			X
Kuan Shuo Ind. Co., Ltd.	TAIWAN	X
Lupon Enterprise Co., Ltd.	TAIWAN			X
Metal (Material Mafr)	TAIWAN			X
Metalor technologies (HONG KONG)LIMITED TAIWAN BRANCH	TAIWAN	X
Minchali Metal industry Co. Ltd.	TAIWAN			X
Mistubishi Materials Corporation	TAIWAN			X
Nuvoton Technology Corp.	TAIWAN		X
PAN JIT INTERNATIONAL INC.	TAIWAN			X
Pynmax Technology Co., Ltd.	TAIWAN	X
Quan kai shiye(gu)youxian gongsi	TAIWAN			X
Rui Da Hung	TAIWAN			X
Sendanex Chemical Industry & Richemax International Co., Ltd.	TAIWAN	X
Senju Metal Industry Co., Ltd.	TAIWAN			X
Shenmao Technology Inc.	TAIWAN			X
SIGMA	TAIWAN			X
Singway Technology Co., Ltd.	TAIWAN	X
Solar Applied Materials Technology Corp.	TAIWAN	X	X	X	X
SOLNET METAL	TAIWAN			X
St. chemical industrial raw material line	TAIWAN	X
Suntain	TAIWAN	X
Super Dragon Technology Co., Ltd.	TAIWAN	X
Taiwan Sumiko Material Co., Ltd	TAIWAN	X
Taiwan Total Co. Ltd.	TAIWAN			X
Tanaka Kikinzoku Group	TAIWAN	X
Thye Ming Industrial Co. Ltd.	TAIWAN			X
TOTAI	TAIWAN			X
Uniforce Metal Industrial Corp.	TAIWAN			X
Units year high Technology Co. , Ltd.	TAIWAN			X
Vertex Metals Corporation	TAIWAN			X
Wah Lee Industrial Corp.,	TAIWAN				X
WAM Technologies Taiwan Co.,Ltd.,	TAIWAN	X
Wang Yu Manufacturing Co. Ltd.	TAIWAN			X
WELLEY	TAIWAN			X
Well-Lin Enterprise Co Ltd	TAIWAN			X
Xia yi jinshu gongye(gu)youxian gongsi	TAIWAN			X
Xia Yi Metal Industries (shares) Co., Ltd.	TAIWAN			X
Yao Zhang Enterprise Co., Ltd.	TAIWAN			X
Yuang-Hsian Metal Industrial Corp	TAIWAN			X
Yunxin Non-ferrous Electroanalysis Ltd.	TAIWAN			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Zong Yang Industrial Co., Ltd.	TAIWAN			X
Bangkok Assay	THAILAND	X
Daiki Aluminium Industry Co., Ltd.	THAILAND			X
Electroloy Metal Pte & Refining Co., Ltd	THAILAND			X
Fuji Metal Mining Corp.	THAILAND			X
H.C. Starck Co., Ltd.	THAILAND		X
Koki Products Co., Ltd	THAILAND			X
NEC Tokin Electronics(Thailand)Co.,Ltd.	THAILAND		X
Nihon Genma Co., LTD	THAILAND			X
NTET Thailand	THAILAND		X
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND			X
Padaeng Industry public company limited	THAILAND			X
S Company	THAILAND			X
Solder Coat Co., Ltd.	THAILAND			X
Taboca	THAILAND			X
Thai Solder Industry Corp.,Ltd.	THAILAND			X
Thailand Mine Factory	THAILAND			X
Thaisarco	THAILAND	X	X	X	X
Umicore Precious Metals Thailand	THAILAND	X
Univertical International	THAILAND			X
Untracore Co.,Ltd	THAILAND			X
WC Heraeus Hanau	THAILAND			X
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	X
Dede Kimya	TURKEY			X
Istanbul Gold Refinery	TURKEY	X
Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	X	X
Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	X
Emirates Gold DMCC	UNITED ARAB EMIRATES	X
Kaloti Precious Metals	UNITED ARAB EMIRATES	X
A&M Minerals Limited	UNITED KINGDOM		X
ABS Group	UNITED KINGDOM				X
Alldyne Powder Technologies	UNITED KINGDOM				X
Amalgamated Metal Corporation	UNITED KINGDOM		X	X
Avon Specialty Metals Ltd	UNITED KINGDOM		X
Britannia Refined Metals Ltd.	UNITED KINGDOM			X
Darley Dale Smelter	UNITED KINGDOM			X
Frost Electroplating Lt	UNITED KINGDOM			X
H L Thorne	UNITED KINGDOM			X
H.J. Enthoven & Sons	UNITED KINGDOM			X
Katabang	UNITED KINGDOM			X
Keeling & Walker	UNITED KINGDOM			X
London Bullion Market Association	UNITED KINGDOM	X
Makin Metal Powders (UK) Ltd	UNITED KINGDOM			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
MCP Metal Specialist Inc.	UNITED KINGDOM	X
MCP Mining & Chemical Products Ltd UK	UNITED KINGDOM			X
Minsur	UNITED KINGDOM			X
Schloetter Co. Ltd	UNITED KINGDOM			X
TATA Steel UK Ltd	UNITED KINGDOM			X
Warton Metals Limited	UNITED KINGDOM			X
Wildshaw Ltd	UNITED KINGDOM			X
A.M.P.E.R.E	UNITED STATES			X
ACuPowder International, LLC	UNITED STATES			X
Advanced Chemical Company	UNITED STATES	X			X
Air Products	UNITED STATES		X		X
AK Steel Corp.	UNITED STATES			X	X
Aleris	UNITED STATES			X
Allegheny Ludlum	UNITED STATES		X
Allied Metal Company	UNITED STATES			X
Alpha	UNITED STATES			X
Alrec	UNITED STATES			X
Alta Group	UNITED STATES				X
Altlantic Metals	UNITED STATES				X
Aluminum Alloys Inc.	UNITED STATES			X
Aluminum Resources	UNITED STATES			X
Amalgamated Inc	UNITED STATES			X
ArcelorMittal Burns Harbor	UNITED STATES			X	X
Arco Alloys	UNITED STATES			X
Arrow American	UNITED STATES	X
Asahi Refining USA Inc.	UNITED STATES	X
Asarco	UNITED STATES	X
Assaf Conductors Ltd.	UNITED STATES			X
ATI Metalworking Products	UNITED STATES		X	X
ATI Tungsten Materials	UNITED STATES	X			X
Atlantic Metals and Alloys, Inc.	UNITED STATES			X	X
Bruweiler Precise Sales Co.	UNITED STATES				X
Canfield	UNITED STATES			X
Charter Wire	UNITED STATES			X
Colonial Metals Co	UNITED STATES			X
Colt Refining	UNITED STATES	X
Continental	UNITED STATES			X
Cookson	UNITED STATES	X		X
Custom Alloy Light Metals Inc	UNITED STATES			X
CWB Materials Inc.	UNITED STATES				X
D Block Metals, LLC	UNITED STATES		X
Eastern Alloys	UNITED STATES			X
EFD INC.	UNITED STATES			X
Elemetal Refining, LLC	UNITED STATES	X
Enthone	UNITED STATES	X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Exotech Inc.	UNITED STATES	X	X	X	X
Ferro Corporation	UNITED STATES	X
Fombell	UNITED STATES		X
Fort Wayne Wire Die, Inc.	UNITED STATES				X
Gallatin Steel	UNITED STATES			X	X
Galva Iron & Metal Co	UNITED STATES			X
GAM (Cabot Corporation)	UNITED STATES		X
Gannon & Scott	UNITED STATES		X	X
Geib Refining Corporation	UNITED STATES	X
Gibbs Wire & Steel Co	UNITED STATES			X
Global Advanced Metals Boyertown	UNITED STATES	X	X	X	X
Global Tungsten & Powders Corp.	UNITED STATES	X	X	X	X
Grant Manufacturing & Alloying, Inc	UNITED STATES			X
H.C. Starck GmbH	UNITED STATES				X
H.C. Starck Inc.	UNITED STATES		X
Heraeus Inc.	UNITED STATES	X
Hitachi Chemical Company America, Ltd.	UNITED STATES			X
Hi-Temp Specialty Metals, Inc.	UNITED STATES		X	X	X
Honeywell Electronic Materials	UNITED STATES			X
Huron Valley Steel Corp	UNITED STATES			X
I. Schumann and Co.	UNITED STATES			X
IES Technical Sales	UNITED STATES				X
IMC-MetalsAmerica, LLC	UNITED STATES			X
Imperal Aluminum	UNITED STATES			X
Imperial Zinc Corp	UNITED STATES			X
International Wire Group, Inc	UNITED STATES			X
Johnson Matthey Inc	UNITED STATES	X		X	X
Kalas Wire	UNITED STATES			X
KEMET Blue Powder	UNITED STATES		X	X
Kennametal Fallon	UNITED STATES				X
Kennametal Firth Sterling	UNITED STATES				X
Kennametal Huntsville	UNITED STATES	X			X
Kennecott Utah Copper Corporation	UNITED STATES	X
Kester inc	UNITED STATES			X
LITTELFUSE	UNITED STATES	X
Magnesium Elekton Inc.	UNITED STATES			X
Materion Corp.	UNITED STATES	X	X	X	X
MCP Metal Specialties, Inc	UNITED STATES			X
Metal Management Aerospace	UNITED STATES				X
Metallic Resources, Inc.	UNITED STATES	X		X
Metalor Technologies	UNITED STATES	X
Metalor USA Refining Corporation	UNITED STATES	X		X	X
Metropolitan Alloys Corp	UNITED STATES			X
Micro 100	UNITED STATES				X
Midland Industries, Inc.	UNITED STATES			X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Midwest Tungsten Wire Co.	UNITED STATES				X
Millard Wire	UNITED STATES			X
Miller Company	UNITED STATES			X
Minsur	UNITED STATES			X
Nathan Trotter & Co Inc.	UNITED STATES			X	X
Ney Metals and Alloys	UNITED STATES			X
Niagara Refining LLC	UNITED STATES				X
North Star BlueScope Steel, LLC	UNITED STATES			X	X
Nucor Steel	UNITED STATES			X	X
Ohio Precious Metals, LLC.	UNITED STATES	X		X
OMG ELECTROCHEMICALS	UNITED STATES	X
PM Sales Inc.	UNITED STATES	X
Pogo Gold Mining	UNITED STATES	X
Praxair	UNITED STATES				X
Precious Metal Sales Corp.	UNITED STATES	X
QuantumClean	UNITED STATES		X
Rahman Hydraulic Tin Sdn Bhd	UNITED STATES			X
Ram Sales	UNITED STATES				X
Remelt Sources Inc.	UNITED STATES		X	X
Republic Metals Corporation	UNITED STATES	X
Ritchey Metals	UNITED STATES			X
RSI	UNITED STATES			X
Sabin Metal Corp.	UNITED STATES	X	X	X
Samtec	UNITED STATES			X
Sandvik	UNITED STATES				X
SD Gold	UNITED STATES	X
Severstal	UNITED STATES			X	X
Shapiro	UNITED STATES			X
So Accurate Group, Inc.	UNITED STATES	X	X	X
Soleras	UNITED STATES				X
Spectro Alloys	UNITED STATES			X
Steel Dynamics	UNITED STATES				X
Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES				X
Sylham	UNITED STATES				X
Talley Metals	UNITED STATES		X
Technic, Inc.	UNITED STATES	X		X
Telex Metals	UNITED STATES		X	X
The Miller Company	UNITED STATES			X
ThyssenKrupp Steel	UNITED STATES		X	X	X
Tin Products Co., Ltd.	UNITED STATES			X
Tranzact, Inc.	UNITED STATES		X		X
Trialco	UNITED STATES			X
Triumph Northwest	UNITED STATES				X
TYCO	UNITED STATES			X
United Precious Metal Refining, Inc.	UNITED STATES	X		X

Smelter or Refiner Name	Country Location of Smelter or Refiner	Gold	Tantalum	Tin	Tungsten
Uyemura International Corp.	UNITED STATES	X
Voss Metals Company, Inc.	UNITED STATES				X
Williams Gold Refining Company	UNITED STATES	X			X
Wort Wayne Wire Die	UNITED STATES				X
Xstrata LLC	UNITED STATES	X
Yutinic Reousrces	UNITED STATES			X
Edzell Corp	URUGUAY			X
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	X
Chenggong Technology Co. Ltd	UZBEKISTAN	X
Der Kae Enterprise Co.	UZBEKISTAN	X
Navoi Mining and Metallurgical Combinat	UZBEKISTAN	X	X	X
An Thai Minerals Company Limited	VIETNAM			X
An Vinh Joint Stock Mineral Processing Company	VIETNAM			X
Asia Tungsten Products Vietnam Ltd.	VIETNAM				X
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM			X
NGHE Tin Non-Ferrous Metal Company	VIETNAM			X
Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM				X
Sanher Tungsten Vietnam Co., Ltd.	VIETNAM				X
Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM	X	X		X
Thai Nguyen Nonferrous Metal Co	VIETNAM			X
Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM			X
Vietnam Youngsun Tungsten Industry Co., Ltd.	VIETNAM				X
VQB Mineral and Trading Group JSC	VIETNAM		X	X
Fidelity Printers and Refiners Ltd.	ZIMBABWE	X